UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: November 30

Date of reporting period: May 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report     May 31, 2013

CLEARBRIDGE

LARGE CAP GROWTH FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital growth.

Fund and subadviser name changes

Prior to January 1, 2013, the Fund was known as Legg Mason ClearBridge Large Cap Growth Fund. On December 5, 2012, the name of the Fund’s subadviser changed from ClearBridge Advisors, LLC to ClearBridge Investments, LLC. There was no change in the Fund’s investment objective or strategy as a result of these name changes.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of ClearBridge Large Cap Growth Fund for the six-month reporting period ended May 31, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman of the Board, President and Chief Executive Officer of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Trustees, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

June 28, 2013

II	ClearBridge Large Cap Growth Fund

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended May 31, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% in the second quarter of 2012. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, economic activity sharply moderated in the fourth quarter, with GDP expanding an anemic 0.4%. This was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened. Economic growth then improved, as the U.S. Department of Commerce’s final reading for first quarter 2013 GDP growth, released after the reporting period ended, was 1.8%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 2.6% during the first quarter, versus a 1.8% increase during the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.8%. The unemployment rate fluctuated between 7.8% and 7.9% through January 2013. Unemployment then fell to 7.7% in February, 7.6% in March and 7.5% in April, before edging up to 7.6% in May. In an encouraging sign, the number of longer-term unemployed has declined in recent months. In February 2013, more than 40% of the people without a job had been out of work for more than six months. This fell to 37.3% in May 2013.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 4.2% on a seasonally adjusted basis in May 2013 versus the previous month and were 12.9% higher than in May 2012. In addition, the NAR reported that the median existing-home price for all housing types was $208,000 in May 2013, up 15.4% from May 2012. This marked the fifteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose 3.3% in May 2013 to a 5.1 month supply at the current sales pace, it was 10.1% lower than in May 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, the U.S. manufacturing sector expanded during the first five months of the reporting period. However, manufacturing then experienced a setback, falling from 50.7 in April 2013 to 49.0 in May (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). During May, 10 of the 18 industries within the PMI expanded, versus 14 expanding the prior month.

ClearBridge Large Cap Growth Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its September 2012 meeting, prior to the beginning of the reporting period, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities (“MBS”) on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. At its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency MBS, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, after the reporting period ended, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.”

Performance review

For the six months ended May 31, 2013, Class A shares of ClearBridge Large Cap Growth Fund, excluding sales charges, returned 17.24%. The Fund’s unmanaged benchmark, the Russell 1000 Growth Indexv , returned 13.92% for the same period. The Lipper Large-Cap Growth Funds Category Average1 returned 12.67% over the same time frame.

Performance Snapshot as of May 31, 2013 (unaudited)
(excluding sales charges)	6 months
ClearBridge Large Cap Growth Fund:
Class A	17.24%
Class B2	16.71%
Class C	16.82%
Class R	17.09%
Class I	17.54%
Russell 1000 Growth Index	13.92%
Lipper Large-Cap Growth Funds Category Average	12.67%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended May 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 761 funds in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

IV	ClearBridge Large Cap Growth Fund

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Performance of Class IS is not shown because this share class commenced operations on March 15, 2013.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 31, 2013, the gross total annual operating expense ratios for Class A, Class B, Class C, Class R and Class I shares were 1.29%, 2.21%, 2.00%, 1.70% and 0.81%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 2.30% for Class B shares, 1.60% for Class R shares and 1.05% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What factors impacted the U.S. stock market during the reporting period?

A. Despite periods of volatility and several “flights to quality,” the U.S. stock market generated strong results during the reporting period. In October 2012, prior to the beginning of the period, the market experienced a setback given renewed concerns about the economy and the upcoming “fiscal cliff.” While these and other macro issues, including the European sovereign debt crisis and uncertainties surrounding the impact of sequestration, weighed on investor sentiment at times, the market posted positive results during all six months of the reporting period. For the six months ended May 31, 2013, the S&P 500 Indexvi gained 16.43%.

Looking at the U.S. stock market more closely, small-cap stocks generated the best returns during the six months ended May 31, 2013, with the Russell 2000 Indexvii gaining 20.60%. In contrast, large-cap stocks, as measured by the Russell 1000 Indexviii , returned 16.68% and the Russell Midcap Indexix returned 19.49%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthx and Russell 3000 Valuexi Indices, returned 14.48% and 19.37%, respectively. As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

June 28, 2013

RISKS: Common stocks are subject to market fluctuations. Diversification does not assure against market loss. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

ClearBridge Large Cap Growth Fund	V

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

[i]i

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

vi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

viii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

ix

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

[x]

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xi

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

VI	ClearBridge Large Cap Growth Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2013 and November 30, 2012. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge Large Cap Growth Fund 2013 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2012 and held for the six months ended May 31, 2013, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	17.24%	$1,000.00	$1,172.40	1.31%	$7.10	[3]	Class A	5.00%	$1,000.00	$1,018.40	1.31%	$6.59
Class B	16.71	1,000.00	1,167.10	2.30	12.43	[3]	Class B	5.00	1,000.00	1,013.46	2.30	11.55
Class C	16.82	1,000.00	1,168.20	2.02	10.92	[3]	Class C	5.00	1,000.00	1,014.86	2.02	10.15
Class R	17.09	1,000.00	1,170.90	1.60	8.66	[3]	Class R	5.00	1,000.00	1,016.95	1.60	8.05
Class I	17.54	1,000.00	1,175.40	0.80	4.34	[3]	Class I	5.00	1,000.00	1,020.94	0.80	4.03
Class IS4	5.50	1,000.00	1,055.00	0.80	1.69	[5]	Class IS	5.00	1,000.00	1,020.94	0.80	4.03

[1]	For the six months ended May 31, 2013, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

[4]	For the period March 15, 2013 (inception date) to May 31, 2013.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent period (75), then divided by 365.

2	ClearBridge Large Cap Growth Fund 2013 Semi-Annual Report

Schedule of investments (unaudited)

May 31, 2013

ClearBridge Large Cap Growth Fund

Security	Shares	Value
Common Stocks — 99.2%
Consumer Discretionary — 16.4%
Hotels, Restaurants & Leisure — 1.1%
Yum! Brands Inc.	146,560	$9,929,440
Internet & Catalog Retail — 3.1%
Amazon.com Inc.	100,373	27,003,348	*
Media — 5.8%
Comcast Corp., Special Class A Shares	605,250	23,483,700
Walt Disney Co.	422,810	26,670,855
Total Media		50,154,555
Specialty Retail — 5.0%
Bed Bath & Beyond Inc.	188,350	12,854,888	*
Home Depot Inc.	389,170	30,612,112
Total Specialty Retail		43,467,000
Textiles, Apparel & Luxury Goods — 1.4%
NIKE Inc., Class B Shares	204,010	12,579,256
Total Consumer Discretionary		143,133,599
Consumer Staples — 10.7%
Beverages — 6.4%
Anheuser-Busch InBev NV, ADR	233,240	21,439,421
Coca-Cola Co.	488,410	19,531,516
PepsiCo Inc.	189,487	15,304,865
Total Beverages		56,275,802
Food & Staples Retailing — 3.3%
CVS Caremark Corp.	499,749	28,775,547
Household Products — 1.0%
Procter & Gamble Co.	108,520	8,329,995
Total Consumer Staples		93,381,344
Energy — 4.6%
Energy Equipment & Services — 4.6%
Cameron International Corp.	279,720	17,026,556	*
Schlumberger Ltd.	315,000	23,004,450
Total Energy		40,031,006
Financials — 6.8%
Capital Markets — 4.1%
BlackRock Inc.	83,850	23,410,920
Charles Schwab Corp.	621,660	12,346,168
Total Capital Markets		35,757,088
Diversified Financial Services — 2.7%
CME Group Inc.	206,630	14,036,376

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2013 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

May 31, 2013

ClearBridge Large Cap Growth Fund

Security	Shares	Value
Diversified Financial Services — continued
Nasdaq OMX Group Inc.	291,390	$9,167,129
Total Diversified Financial Services		23,203,505
Total Financials		58,960,593
Health Care — 16.2%
Biotechnology — 7.9%
Amgen Inc.	98,850	9,937,390
Biogen Idec Inc.	115,740	27,487,093	*
Celgene Corp.	250,520	30,976,798	*
Total Biotechnology		68,401,281
Health Care Equipment & Supplies — 2.3%
Thermo Fisher Scientific Inc.	224,222	19,798,803
Health Care Providers & Services — 3.5%
Express Scripts Holding Co.	225,600	14,014,272	*
UnitedHealth Group Inc.	268,160	16,794,861
Total Health Care Providers & Services		30,809,133
Pharmaceuticals — 2.5%
Johnson & Johnson	261,380	22,002,968
Total Health Care		141,012,185
Industrials — 7.7%
Air Freight & Logistics — 2.0%
United Parcel Service Inc., Class B Shares	200,460	17,219,514
Electrical Equipment — 1.7%
Eaton Corp. PLC	228,530	15,096,692
Industrial Conglomerates — 1.5%
General Electric Co.	556,630	12,980,612
Machinery — 2.5%
Caterpillar Inc.	153,330	13,155,714
Deere & Co.	99,240	8,644,796
Total Machinery		21,800,510
Total Industrials		67,097,328
Information Technology — 34.3%
Communications Equipment — 3.2%
Juniper Networks Inc.	861,940	15,282,196	*
QUALCOMM Inc.	200,660	12,737,897
Total Communications Equipment		28,020,093
Computers & Peripherals — 5.8%
Apple Inc.	35,680	16,044,583
EMC Corp.	659,820	16,337,143	*
NetApp Inc.	481,785	18,081,391	*
Total Computers & Peripherals		50,463,117

See Notes to Financial Statements.

4	ClearBridge Large Cap Growth Fund 2013 Semi-Annual Report

ClearBridge Large Cap Growth Fund

Security			Shares	Value
Internet Software & Services — 10.1%
Akamai Technologies Inc.			534,159	$24,635,413	*
eBay Inc.			509,800	27,580,180	*
Facebook Inc., Class A Shares			241,000	5,868,350	*
Google Inc., Class A Shares			34,348	29,896,843	*
Total Internet Software & Services				87,980,786
IT Services — 3.5%
Visa Inc., Class A Shares			172,674	30,760,146
Semiconductors & Semiconductor Equipment — 4.5%
Broadcom Corp., Class A Shares			395,570	14,204,919
Texas Instruments Inc.			374,281	13,432,945
Xilinx Inc.			277,280	11,271,432
Total Semiconductors & Semiconductor Equipment				38,909,296
Software — 7.2%
Citrix Systems Inc.			276,940	17,821,089	*
Intuit Inc.			224,690	13,130,883
Microsoft Corp.			677,050	23,615,504
Oracle Corp.			255,251	8,617,274
Total Software				63,184,750
Total Information Technology				299,318,188
Materials — 2.5%
Chemicals — 2.5%
Monsanto Co.			213,973	21,534,243
Total Investments before Short-Term Investments (Cost — $516,758,417)				864,468,486

	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.2%
Repurchase Agreements — 0.2%
Interest in $298,851,000 joint tri-party repurchase agreement dated 5/31/13 with Deutsche Bank Securities Inc.; Proceeds at maturity — $2,003,010; (Fully collateralized by U.S. government obligations, 0.125% due 4/30/15; Market value — $2,043,060) (Cost — $2,003,000)	0.060%	6/3/13	$2,003,000	2,003,000
Total Investments — 99.4% (Cost — $518,761,417#)				866,471,486
Other Assets in Excess of Liabilities — 0.6%				5,570,226
Total Net Assets — 100.0%				$872,041,712

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2013 Semi-Annual Report	5

Statement of assets and liabilities (unaudited)

May 31, 2013

Assets:
Investments, at value (Cost — $518,761,417)	$866,471,486
Cash	619
Receivable for securities sold	5,117,311
Receivable for Fund shares sold	2,300,501
Dividends and interest receivable	1,436,513
Prepaid expenses	54,123
Total Assets	875,380,553

Liabilities:
Payable for Fund shares repurchased	1,158,744
Investment management fee payable	560,812
Service and/or distribution fees payable	325,347
Trustees’ fees payable	40,770
Accrued expenses	1,253,168
Total Liabilities	3,338,841
Total Net Assets	$872,041,712

Net Assets:
Par value (Note 7)	$339
Paid-in capital in excess of par value	472,895,499
Accumulated net investment loss	(202,862)
Accumulated net realized gain on investments	51,537,980
Net unrealized appreciation on investments and foreign currencies	347,810,756
Total Net Assets	$872,041,712

Shares Outstanding:
Class A	21,815,946
Class B	873,390
Class C	9,237,616
Class R	7,282
Class I	1,996,679
Class IS	369

Net Asset Value:
Class A (and redemption price)	$26.57
Class B*	$23.80
Class C*	$23.19
Class R (and redemption price)	$26.09
Class I (and redemption price)	$28.60
Class IS (and redemption price)	$28.60
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$28.19

*	Redemption price per share is NAV of Class B and Class C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

6	ClearBridge Large Cap Growth Fund 2013 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended May 31, 2013

Investment Income:
Dividends	$6,104,859
Interest	1,198
Less: Foreign taxes withheld	(34,870)
Total Investment Income	6,071,187

Expenses:
Investment management fee (Note 2)	3,124,910
Service and/or distribution fees (Notes 2 and 5)	1,836,347
Transfer agent fees (Note 5)	1,016,832
Registration fees	51,435
Fund accounting fees	39,339
Trustees’ fees	32,592
Shareholder reports	27,775
Legal fees	23,771
Audit and tax	17,723
Insurance	8,789
Custody fees	4,160
Miscellaneous expenses	7,066
Total Expenses	6,190,739
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(9,807)
Net Expenses	6,180,932
Net Investment Loss	(109,745)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain from Investment Transactions	54,765,813
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	77,345,717
Foreign currencies	(22,262)
Change in Net Unrealized Appreciation (Depreciation)	77,323,455
Net Gain on Investments and Foreign Currency Transactions	132,089,268
Increase in Net Assets from Operations	$131,979,523

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2013 Semi-Annual Report	7

Statements of changes in net assets

For the Six Months Ended May 31, 2013 (unaudited) and the Year Ended November 30, 2012	2013	2012

Operations:
Net investment loss	$(109,745)	$(453,007)
Net realized gain	54,765,813	55,888,416
Change in net unrealized appreciation (depreciation)	77,323,455	80,442,429
Increase in Net Assets From Operations	131,979,523	135,877,838

Distributions to Shareholders From (Notes 1 and 6):
Net realized gains	(55,565,690)	(121,762,469)
Decrease in Net Assets From Distributions to Shareholders	(55,565,690)	(121,762,469)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	51,628,572	64,883,287
Reinvestment of distributions	52,817,516	116,195,633
Cost of shares repurchased	(109,179,743)	(206,836,967)
Decrease in Net Assets From Fund Share Transactions	(4,733,655)	(25,758,047)
Increase (Decrease) in Net Assets	71,680,178	(11,642,678)

Net Assets:
Beginning of period	800,361,534	812,004,212
End of period*	$872,041,712	$800,361,534
* Includes accumulated net investment loss of:	$(202,862)	$(93,117)

See Notes to Financial Statements.

8	ClearBridge Large Cap Growth Fund 2013 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class A Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$24.29	$24.01	$22.95	$21.30	$14.92	$25.74

Income (loss) from operations:
Net investment income (loss)	0.02	0.03	(0.02)	(0.07)	(0.03)	(0.06)
Net realized and unrealized gain (loss)	3.89	3.77	1.08	1.70	6.41	(10.76)
Proceeds from settlement of a regulatory matter	—	—	—	0.02	—	—
Total income (loss) from operations	3.91	3.80	1.06	1.65	6.38	(10.82)

Less distributions from:
Net realized gains	(1.63)	(3.52)	—	—	—	—
Total distributions	(1.63)	(3.52)	—	—	—	—

Net asset value, end of period	$26.57	$24.29	$24.01	$22.95	$21.30	$14.92
Total return[3]	17.24%	18.49%	4.62%	7.75%[4,5]	42.76%[5]	(42.04)%

Net assets, end of period (millions)	$580	$535	$513	$662	$1,338	$1,259

Ratios to average net assets:
Gross expenses	1.31%[6]	1.29%	1.33%	1.40%	1.25%	1.20%
Net expenses[7]	1.31 [6]	1.29	1.33	1.40	1.25	1.20
Net investment income (loss)	0.14 [6]	0.13	(0.09)	(0.33)	(0.16)	(0.26)

Portfolio turnover rate	9%	12%	41%	14%	13%	26%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2013 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 7.65%. Class A received $1,332,739 related to this distribution.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 7.65% and 42.49% for 2010 and 2009, respectively.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2013 Semi-Annual Report	9

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class B Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$22.02	$22.27	$21.46	$19.46	$13.73	$23.86

Income (loss) from operations:
Net investment loss	(0.09)	(0.17)	(0.21)	(0.21)	(0.14)	(0.20)
Net realized and unrealized gain (loss)	3.50	3.44	1.02	1.56	5.87	(9.93)
Proceeds from settlement of a regulatory matter	—	—	—	0.65	—	—
Total income (loss) from operations	3.41	3.27	0.81	2.00	5.73	(10.13)

Less distributions from:
Net realized gains	(1.63)	(3.52)	—	—	—	—
Total distributions	(1.63)	(3.52)	—	—	—	—

Net asset value, end of period	$23.80	$22.02	$22.27	$21.46	$19.46	$13.73
Total return[3]	16.71%	17.38%	3.77%	10.28%[4,5]	41.73%[5]	(42.46)%

Net assets, end of period (millions)	$21	$23	$37	$62	$90	$102

Ratios to average net assets:
Gross expenses	2.39%[6]	2.21%	2.16%	2.12%	2.00%	1.93%
Net expenses[7]	2.30 [6,8,9]	2.21	2.16	2.12	2.00	1.91 [9,10]
Net investment loss	(0.84) [6]	(0.80)	(0.94)	(1.05)	(0.89)	(0.98)

Portfolio turnover rate	9%	12%	41%	14%	13%	26%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2013 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 6.94%. Class B received $2,411,941 related to this distribution.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 10.23% and 41.44% for 2010 and 2009, respectively.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, effective December 1, 2012, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 2.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Effective February 2, 2007 until April 1, 2008, the manager contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses to 1.88% of average net assets of Class B shares.

See Notes to Financial Statements.

10	ClearBridge Large Cap Growth Fund 2013 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class C Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$21.48	$21.77	$20.95	$19.47	$13.73	$23.86

Income (loss) from operations:
Net investment loss	(0.06)	(0.12)	(0.17)	(0.19)	(0.14)	(0.19)
Net realized and unrealized gain (loss)	3.40	3.35	0.99	1.56	5.88	(9.94)
Proceeds from settlement of a regulatory matter	—	—	—	0.11	—	—
Total income (loss) from operations	3.34	3.23	0.82	1.48	5.74	(10.13)

Less distributions from:
Net realized gains	(1.63)	(3.52)	—	—	—	—
Total distributions	(1.63)	(3.52)	—	—	—	—

Net asset value, end of period	$23.19	$21.48	$21.77	$20.95	$19.47	$13.73
Total return[3]	16.82%	17.63%	3.91%	7.60%[4,5]	41.81%[5]	(42.46)%

Net assets, end of period (millions)	$214	$202	$214	$255	$299	$263

Ratios to average net assets:
Gross expenses	2.02%[6]	2.00%	2.00%	2.03%	1.94%	1.90%
Net expenses[7]	2.02 [6]	2.00	2.00	2.03	1.94	1.89 [8,9]
Net investment loss	(0.56) [6]	(0.58)	(0.77)	(0.95)	(0.84)	(0.95)

Portfolio turnover rate	9%	12%	41%	14%	13%	26%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2013 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 7.04%. Class C received $1,561,711 related to this distribution.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 7.55% and 41.59% for 2010 and 2009, respectively.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

Effective February 2, 2007 until April 1, 2008, the manager contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses to 1.85% of average net assets of Class C shares.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2013 Semi-Annual Report	11

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class R Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$23.90	$23.75	$22.76	$21.18	$14.86	$25.69

Income (loss) from operations:
Net investment loss	(0.01)	(0.04)	(0.09)	(0.12)	(0.06)	(0.09)
Net realized and unrealized gain (loss)	3.83	3.71	1.08	1.70	6.38	(10.74)
Total income (loss) from operations	3.82	3.67	0.99	1.58	6.32	(10.83)

Less distributions from:
Net realized gains	(1.63)	(3.52)	—	—	—	—
Total distributions	(1.63)	(3.52)	—	—	—	—

Net asset value, end of period	$26.09	$23.90	$23.75	$22.76	$21.18	$14.86
Total return[3]	17.09%	18.08%	4.35%	7.46%[4]	42.53%[4]	(42.16)%

Net assets, end of period (000s)	$190	$282	$218	$307	$338	$189

Ratios to average net assets:
Gross expenses	1.81%[5]	1.70%	1.85%	1.83%	1.49%	1.41%
Net expenses[6]	1.60 [5,7,8]	1.60 [7,8]	1.60 [7,8]	1.59 [7,8]	1.43 [7,8]	1.41
Net investment loss	(0.12) [5]	(0.17)	(0.37)	(0.53)	(0.34)	(0.44)

Portfolio turnover rate	9%	12%	41%	14%	13%	26%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2013 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 7.41% and 42.33% for 2010 and 2009, respectively.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

12	ClearBridge Large Cap Growth Fund 2013 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class I Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$25.96	$25.32	$24.12	$22.28	$15.55	$26.74

Income (loss) from operations:
Net investment income	0.08	0.15	0.05	0.05	0.04	0.02
Net realized and unrealized gain (loss)	4.19	4.01	1.15	1.79	6.69	(11.21)
Total income (loss) from operations	4.27	4.16	1.20	1.84	6.73	(11.19)

Less distributions from:
Net realized gains	(1.63)	(3.52)	—	—	—	—
Total distributions	(1.63)	(3.52)	—	—	—	—

Net asset value, end of period	$28.60	$25.96	$25.32	$24.12	$22.28	$15.55
Total return[3]	17.54%	19.03%	4.98%	8.26%[4]	43.28%[4]	(41.85)%

Net assets, end of period (millions)	$57	$40	$48	$132	$110	$169

Ratios to average net assets:
Gross expenses	0.80%[5]	0.81%	1.08%	0.88%	0.92%	0.83%
Net expenses[6]	0.80 [5,7]	0.81 [7]	1.03 [7,8]	0.88 [7]	0.92 [7]	0.83
Net investment income	0.64 [5]	0.61	0.19	0.20	0.20	0.11

Portfolio turnover rate	9%	12%	41%	14%	13%	26%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2013 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 8.21% and 42.96% for 2010 and 2009, respectively.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2013 Semi-Annual Report	13

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class IS Shares[1]	2013[2]

Net asset value, beginning of period	$27.11

Income (loss) from operations:
Net investment income	0.03
Net realized and unrealized gain	1.46
Total income from operations	1.49

Net asset value, end of period	$28.60
Total return[3]	5.50%

Net assets, end of period (000s)	$11

Ratios to average net assets:
Gross expenses[4]	1.02%
Net expenses[4,5,6,7]	0.80
Net investment income[4]	0.44

Portfolio turnover rate	9%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 15, 2013 (inception date) to May 31, 2013 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed those of Class I Shares. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

14	ClearBridge Large Cap Growth Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

ClearBridge Large Cap Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or

ClearBridge Large Cap Growth Fund 2013 Semi-Annual Report	15

Notes to financial statements (unaudited) (cont’d)

fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$864,468,486	—	—	$864,468,486
Short-term investments†	—	$2,003,000	—	2,003,000
Total investments	$864,468,486	$2,003,000	—	$866,471,486

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into

16	ClearBridge Large Cap Growth Fund 2013 Semi-Annual Report

repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a

ClearBridge Large Cap Growth Fund 2013 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (formerly ClearBridge Advisors, LLC) (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays a investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

18	ClearBridge Large Cap Growth Fund 2013 Semi-Annual Report

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B, Class R and Class I shares did not exceed 2.30%, 1.60% and 1.05% respectively. In addition, the total annual operating expenses for Class IS shares did not exceed those for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

During the six months ended May 31, 2013, fees waived and/or expenses reimbursed amounted to $9,807.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended May 31, 2013, LMIS and its affiliates retained sales charges of $24,628 on sales of the Fund’s Class A shares. In addition, for the six months ended May 31, 2013, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	$49	$5,728	$1,274

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended May 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$76,579,809
Sales	143,408,860

ClearBridge Large Cap Growth Fund 2013 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

At May 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$348,348,190
Gross unrealized depreciation	(638,121)
Net unrealized appreciation	$347,710,069

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended May 31, 2013, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, Class C and Class R shares calculated at the annual rate of 0.75%, 0.75% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended May 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$690,064	$723,642
Class B	110,725	64,880
Class C	1,034,937	227,178
Class R	621	628
Class I	—	499
Class IS*	—	5
Total	$1,836,347	$1,016,832

*	For the period March 15, 2013 (inception date) to May 31, 2013.

For the six months ended May 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class B	$9,546
Class C	—
Class R	256
Class I	—
Class IS*	5
Total	$9,807

*	For the period March 15, 2013 (inception date) to May 31, 2013.

20	ClearBridge Large Cap Growth Fund 2013 Semi-Annual Report

6. Distributions to shareholders by class

	Six Months Ended May 31, 2013	Year Ended November 30, 2012
Net Realized Gains:
Class A	$35,887,325	$74,833,357
Class B	1,694,250	5,822,408
Class C	15,164,768	34,417,433
Class R	19,398	32,542
Class I	2,799,949	6,656,729
Class IS*	—	—
Total	$55,565,690	$121,762,469

*	For the period March 15, 2013 (inception date) to May 31, 2013.

7. Shares of beneficial interest

At May 31, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended May 31, 2013		Year Ended November 30, 2012
	Shares	Amount	Shares	Amount
Class A
Shares sold	996,564	$24,854,818	1,856,183	$41,899,236
Shares issued on reinvestment	1,534,899	34,934,304	3,543,633	72,927,967
Shares repurchased	(2,742,555)	(67,035,614)	(4,729,403)	(106,241,648)
Net increase (decrease)	(211,092)	$(7,246,492)	670,413	$8,585,555

Class B
Shares sold	3,065	$67,522	6,910	$137,463
Shares issued on reinvestment	80,416	1,646,924	299,933	5,647,731
Shares repurchased	(263,306)	(5,859,825)	(916,300)	(18,864,786)
Net decrease	(179,825)	$(4,145,379)	(609,457)	$(13,079,592)

Class C
Shares sold	206,503	$4,487,105	433,624	$8,672,523
Shares issued on reinvestment	736,933	14,687,079	1,823,565	33,425,941
Shares repurchased	(1,091,400)	(23,554,704)	(2,700,438)	(53,980,650)
Net decrease	(147,964)	$(4,380,520)	(443,249)	$(11,882,186)

Class R
Shares sold	1,302	$31,403	2,564	$57,040
Shares issued on reinvestment	867	19,397	1,601	32,542
Shares repurchased	(6,687)	(165,576)	(1,536)	(34,940)
Net increase (decrease)	(4,518)	$(114,776)	2,629	$54,642

ClearBridge Large Cap Growth Fund 2013 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

	Six Months Ended May 31, 2013		Year Ended November 30, 2012
	Shares	Amount	Shares	Amount
Class I
Shares sold	846,490	$22,177,724	600,667	$14,117,025
Shares issued on reinvestment	62,595	1,529,812	190,107	4,161,452
Shares repurchased	(466,512)	(12,564,024)	(1,129,441)	(27,714,943)
Net increase (decrease)	442,573	$11,143,512	(338,667)	$(9,436,466)

Class IS*
Shares sold	369	$10,000	—	—
Net increase (decrease)	369	$10,000	—	—

*	For the period March 15, 2013 (inception date) to May 31, 2013.

22	ClearBridge Large Cap Growth Fund 2013 Semi-Annual Report

ClearBridge

Large Cap Growth Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Kenneth D. Fuller*

President

Frank G. Hubbard

Howard J. Johnson*

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Mr. Johnson became Chairman and Mr. Fuller became a Trustee, President and Chief Executive Officer.

ClearBridge Large Cap Growth Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Large Cap Growth Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Large Cap Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD1520 7/13 SR13-1957

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)     The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)     There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller Chief Executive Officer
Legg Mason Partners Equity Trust

Date: July 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Equity Trust

Date: July 25, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Legg Mason Partners Equity Trust

Date: July 25, 2013